POWER OF ATTORNEY

I, the undersigned Officer of Calvert Variable Products, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc. (“CVS”), into Calvert VP S&P MidCap 400 Index Portfolio, a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

12/9/10	/s/ Ronald M. Wolfsheimer
Date	Signature

/s/ Traci Goldt	Ronald M. Wolfsheimer
Witness	Name of Officer

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director and Officer of Calvert Variable Products, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc. (“CVS”), into Calvert VP S&P MidCap 400 Index Portfolio, a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

12/9/10	/s/ Barbara J. Krumsiek
Date	Signature

/s/ Frank H. Blatz, Jr.	Barbara J. Krumsiek
Witness	Name of Director and Officer

Frank H. Blatz, Jr.
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Products, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc. (“CVS”), into Calvert VP S&P MidCap 400 Index Portfolio, a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

12/9/10	/s/ Frank H. Blatz, Jr.
Date	Director Signature

/s/ Arthur J. Pugh	Frank H. Blatz
Witness Signature	Director

Arthur J. Pugh
Printed Name of Witness

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Products, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc. (“CVS”), into Calvert VP S&P MidCap 400 Index Portfolio, a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

12/9/10	/s/ Alice Gresham
Date	Director Signature
/s/ Traci Goldt	Alice Gresham
Witness Signature	Director

Traci Goldt
Printed Name of Witness

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Products, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc. (“CVS”), into Calvert VP S&P MidCap 400 Index Portfolio, a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

12/9/10	/s/ M. Charito Kruvant
Date	Signature

/s/ Traci Goldt	M. Charito Kruvant
Witness	Name of Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Products, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc. (“CVS”), into Calvert VP S&P MidCap 400 Index Portfolio, a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

12/9/10	/s/ William Lester
Date	Signature

/s/ Traci Goldt	William Lester
Witness	Name of Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Products, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc. (“CVS”), into Calvert VP S&P MidCap 400 Index Portfolio, a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

12/9/10	/s/ Cynthia Milligan
Date	Director Signature

/s/ Traci Goldt	Cynthia Milligan
Witness Signature	Director

Traci Goldt
Printed Name of Witness

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Products, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement on Form N-14 for the Fund relating to the proposed merger of Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc. (“CVS”), into Calvert VP S&P MidCap 400 Index Portfolio, a series of the Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

12/9/10	/s/ Frank H. Blatz, Jr.
Date	Signature

/s/ Arthur J. Pugh	Frank H. Blatz, Jr.
Witness	Name of Director

Arthur J. Pugh
Witness Name (Printed)